UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 29, 2009
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BROADPOINT SECURITIES GROUP, INC.
(Exact name of registrant as specified in its charter)
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New York
(State or other jurisdiction of incorporation)

0-14140
(Commission File Number)

22-2655804
(IRS Employer Identification No.)

12 East 49th Street, 31st Floor
New York, New York
(Address of Principal Executive Offices)

10017
(Zip Code)

(212) 273-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                Regulation FD Disclosure.

On May 29, 2009, the Company issued a press release announcing that it plans to participate in Sandler O’Neill’s 5th Annual Global Exchange & Electronic Trading Conference in New York on Friday, June 5, 2009.  The conference can be attended, in person, by invitation only.  However, a simultaneous webcast, as well as a copy of the presentation materials, can be accessed on June 5, 2009 on the Investor Relations portion of the Company’s website at www.bpsg.com and will be available for 30 days after the event.  See the press release, which is furnished with this Form 8-K as Exhibit 99.1, for more information.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits.

99.1 – Press Release of Broadpoint Securities Group, Inc. dated May 29, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADPOINT SECURITIES GROUP, INC.

By: /s/ Robert I. Turner
Name:  Robert I. Turner
Title:  Chief Financial Officer

Dated: May 29, 2009